EXHIBIT 10.34.2


THIS PROMISSORY NOTE AND THE SHARES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS (COLLECTIVELY, THE "ACTS"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED OR DISPOSED OF EXCEPT PURSUANT TO REGISTRATION UNDER THE ACTS OR UNLESS MAKER HAS RECEIVED AN OPINION OF COUNSEL, OR OTHER EVIDENCE REASONABLY SATISFACTORY TO MAKER, THAT SUCH REGISTRATION IS NOT REQUIRED.


                AMENDED AND RESTATED CONVERTIBLE PROMISSORY NOTE


$_______                       Dallas, Texas                       _______, 2002


         FOR VALUE RECEIVED, this Convertible Promissory Note (this "Note") is made by Probex Corp., a Delaware corporation ("Maker"), to __________________ ("Payee"). This Note is one of the "Existing Notes" and "Notes" as defined in, and is entitled to the benefits of, that certain Loan Extension and Modification Agreement ("Loan Agreement") and Intercreditor and Security Agreement (the "Security Agreement"), each dated as of March 29, 2002, and that certain Security Agreement, dated as of _____, 2001 (as amended, modified and restated, the "Existing Security Agreement"), respectively. This Note is secured pursuant to terms of the Security Agreement and the Existing Security Agreement and reference is made to the Security Agreement and the Existing Security Agreement for a description of the collateral thereby pledged and hypothecated, the nature and extent of the security for this Note, the rights of the holder of this Note, the Collateral Agent in respect of such security and otherwise.

         1. Payments. Maker hereby promises to pay to the order of Payee the principal sum of ____________and no/100 Dollars ($__________), at
________________________, or such other place as Payee may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, together with interest on the unpaid principal balance hereof at the rate provided herein from ________, 2001, until payment in full of the indebtedness evidenced by this Note or conversion of this Note as provided for in Section 3 hereof. This Note and all accrued and unpaid interest shall be due and payable in one lump sum on February 28, 2003 or, if earlier, upon consummation of the Qualified Financing (as defined herein) (the "Maturity Date"). Any payment made under this Note shall be applied first to interest accrued and unpaid on the outstanding principal balance as of such date of payment and then to the outstanding principal balance due hereunder. If any required payment falls due on a Saturday, Sunday or a national or state bank holiday in Texas, then such date shall be extended to the next succeeding day that is not a Saturday, Sunday or national or state bank holiday in Texas.

         2. Interest Rate. The principal amount outstanding from time to time hereunder shall bear interest calculated on the basis of a 365-day year, at a rate equal to twelve percent (12%) per annum.

         3. Conversion. Subject to any required stockholder approval pursuant to
Section 3.20 of the Security Agreement, the outstanding principal balance and all accrued and unpaid interest due under this Note may be converted into fully-paid and non-assessable shares of Maker's common stock as provided below:

         (a) Maker shall give Payee written notice as soon as practicable of the closing of the Qualified Financing, which notice shall set forth the closing date and all of the material terms of the Qualified Financing. If Payee elects conversion of this Note, then by the later of (i) the fifth day after receipt of such notice and (ii) the thirtieth day prior to the anticipated closing date set forth in such notice, Payee shall

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         give  written  notice of its  election to convert all or any portion of the outstanding principal amount and accrued and unpaid interest due hereunder into shares of common stock of Maker on the terms set forth herein. On the closing date of the Qualified Financing, Payee shall surrender this Note and in exchange therefor, Maker shall issue to Payee or its designees the certificate or certificates for shares of Maker's common stock issuable upon such conversion.

         (b) Maker shall not issue fractions of shares of its common stock upon conversion of this Note or scrip in lieu thereof. If any fraction of a share of Maker's common stock would, except for the provisions of this
         Section 3, be issuable upon conversion of all or any part of this Note, Maker shall in lieu thereof pay to the person entitled thereto an amount in cash equal to such fraction times the Conversion Price (as defined below).

         (c) For purposes of this Section, a "Qualified Financing" shall mean the project financing, whether in the form of debt or equity securities of Maker, aggregating at least $30 million to be used to finance the construction Maker's initial reprocessing facility, excluding the outstanding principal balance and interest due under this Note on the date of consummation thereof.

         (d) The number of shares of Maker's common stock issuable to Payee upon conversion of this Note shall be equal to the amount of the principal balance and all accrued and unpaid interest due under this Note on the date of the consummation of the Qualified Financing, or such lesser amount as Payee shall have elected to be converted, divided by the Conversion Price. For purposes of the section, the "Conversion Price" shall mean (i) if Maker's common stock is issued and sold in connection with the Qualified Financing, the purchase price paid to Maker by such purchasers for each share of Maker's common stock in the Qualified
         Financing, (ii) if securities other than Maker's common stock are issued and sold in connection with the Qualified Financing, the price at which such securities issued and sold in connection with the Qualified Financing may be converted into Maker's common stock, or
         (iii) if none of the securities of Maker issued and sold in connection with the Qualified Financing are Maker's common stock or securities convertible into Maker's common stock, the product of (A) the average closing price of Maker's common stock as reported by the American Stock Exchange for the twenty (20) trading days prior to the consummation of the Qualified Financing and (B) 0.94.

         4. Events of Default. An event of default ("Event of Default") shall exist if:

         (a) Maker shall fail to pay any principal of, or any interest on, this Note or any other amount payable under this Note, when and as the same shall become due and payable;


         (b) any representation or warranty made or deemed made by or on behalf of Maker in the Security Agreement and the Existing Security Agreement, or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection the Security Agreement and the Existing Security Agreement, or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect when made or deemed made;


         (c) Maker shall fail to observe or perform any covenant, condition or agreement contained in the Security Agreement and the Existing Security Agreement;

         (d) Maker shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any indebtedness, individually or in the aggregate, in excess of $100,000 ("Material Indebtedness"), when and as the same shall become due and payable;


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

         (e) any event or condition occurs that results in any Material Indebtedness of Maker becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of Material Indebtedness of Maker, or any trustee or agent on its or their behalf, to cause any Material Indebtedness of Maker to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity;

         (f) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of Maker or its debts, or of a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Maker or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

         (g) Maker shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause
(f) of this Section 4, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Maker or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, or (vi) take any action for the purpose of effecting any of the foregoing;

         (h) one or more judgments for the payment of money in an aggregate amount in excess of $100,000 shall be rendered against Maker and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of Maker to enforce any such judgment;

         (i) any lien purported to be created under the Security Agreement or the Existing Security Agreement shall cease to be, or shall be asserted by Maker or any affiliate thereof not to be, a valid and perfected lien on the Collateral (as defined in the Security Agreement or the Existing Security Agreement, as applicable), with the priority required by the Security Agreement or the Existing Security Agreement, except (i) as a result of a transaction permitted under the Security Agreement or the Existing Security Agreement or (ii) as a result of the applicable Collateral Agent's failure to maintain possession of any promissory notes or other instruments delivered to it under the Security Agreement or the Existing Security Agreement;

         (j) there shall occur, in the reasonable judgment of Payee, a material adverse change in the business, assets or prospects of Maker after the date hereof;

         (k) there shall occur any material loss, theft, damage or destruction of any of Maker's property or assets not fully covered by insurance; or

         (l) there shall occur a cessation of a substantial part of the business of Maker for a period that significantly effects its capacity to continue its business on a profitable basis; or Maker shall suffer the loss or revocation of any license or permit now held or hereafter acquired by it that is necessary to the continued or lawful operation of its business; or Maker shall be enjoined, restrained or in any way prevented by a court, governmental or administration order from conducting all or any material part of its business affairs; or any material part of Maker's property shall be taken through condemnation or the value of such property shall be materially impaired through condemnation.


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         5. Remedies Upon an Event of Default.

                  (a) Acceleration.

                  (i) If an Event of Default described in paragraphs (f) or (g) of Section 4 hereof shall occur, this Note and the obligation to pay the principal and accrued interest hereunder shall automatically become immediately due and payable without any action or notice on the part of Payee.

                  (ii) If an Event of  Default  described  in  paragraph  (a) of
         Section 4 hereof has occurred, and at any time thereafter during the continuance of such event, Payee may declare the then outstanding amounts hereunder to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable) and thereupon the principal of the amounts hereunder so declared to be due and payable, together with accrued interest thereon and all other obligations of Maker accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Maker;

                  (iii) If any other Event of Default described in Section 4 hereof has occurred, Payee shall deliver notice of such event to Maker and thereupon Maker shall have twenty (20) calendar days to cure such Event of Default, or Events of Default ("Cure Period"). If Maker does not cure the Event of Default, or Events of Default, during the Cure Period, then at any time thereafter during the continuance of such event, the Payee may declare the then outstanding amounts hereunder to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable) and thereupon the principal amounts hereunder so declared to be due and payable, together with accrued interest thereon and all other obligations of Maker accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Maker.

         (b) Remedies Cumulative. The remedies available to Payee, as provided herein, shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of Payee, and may be exercised as often as occasion therefor shall arise. No act of omission or commission of Payee, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

         (c) Rights of Other Holders. The exercise by Payee of any of its remedies hereunder shall at all times be subject to the provisions of the Security Agreement and Existing Security Agreement, and Payee shall exercise its rights in a manner so as not to prejudice the rights of any other holders of the Existing Notes and New Notes (as defined in the Security Agreement).

         7. Notices. Except as otherwise provided for herein, any notice or demand that, by the provisions hereof, is required or that may be given to or served upon Maker or Payee shall be in writing and, if by telecopy, shall be deemed to have been validly served, given or delivered when transmitted with a copy immediately mailed by registered or certified mail, if by personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed, shall be deemed to have been validly served, given or delivered three (3) business days after deposit in the United States mails, as registered or certified mail, with proper postage prepaid and addressed to the party to be notified, as set forth in the Security Agreement or to Payee to such other address as Payee shall hereafter give in writing to Maker by similar notice.

         8. Successors and Assigns. This Note shall be binding upon Maker and its successors and assigns (including, without limitation, a receiver, trustee or debtor-in-possession of or for Maker) and shall inure to the benefit of Payee


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

and its successors and assigns. Maker may not assign its rights hereunder without the prior written consent of Payee, in its sole discretion, other than by operation of law. Payee may assign all or a part of its interest in this Note or its rights hereunder to any party without the prior written consent of Maker.

         9. GOVERNING LAW. THIS NOTE SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND ACCEPTED BY PAYEE IN SAID STATE, AND ANY AND ALL CLAIMS, DEMANDS OR ACTIONS IN ANY WAY RELATING THERETO OR INVOLVING ANY DISPUTE BETWEEN ANY OF THE PARTIES TO THIS NOTE, WHETHER ARISING IN CONTRACT OR TORT, AT LAW, IN EQUITY OR STATUTORILY, SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND/OR GOVERNED BY THE LAWS OF THE STATE OF TEXAS (EXCEPTING ITS CHOICE OF LAW RULES) AND THE LAWS OF THE UNITED STATES OF AMERICA.

         10. Severability. If any provisions of this Note or any payments pursuant to the terms hereof shall be invalid or unenforceable to any extent, the remainder of this Note and any other payments hereunder shall not be affected thereby and shall be enforceable to the greatest extent permitted by law. Furthermore, in lieu of such invalid or unenforceable provisions, there shall be added automatically as part of this Note, a provision or provisions as similar in its or their terms to such invalid or unenforceable provisions as may be possible and be legal, valid and enforceable.

         11. No Oral Agreements. This Note, the Loan Agreement, the Security Agreement and the Existing Security Agreement, as written, represent the final agreement between Maker and Payee with respect to the matters contained herein and therein and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between Maker and Payee. There are no unwritten agreements between Maker and Payee.

         12. Prepayments. This Note may be prepaid in whole or in part, subject to any rights of the holders of the New Notes, other Existing Notes and the rights of any other parties under the Security Agreement and the Existing Security Agreement.



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


         IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date and year first above written.

                                         MAKER:


                                         PROBEX CORP.,
                                         a Delaware corporation


                                         By:
                                            ----------------------------------
                                         Name:
                                         Title:














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